         AMENDMENT AND WAIVER, dated as of March __, 1999 (this "Amendment") to the Credit Agreement, dated as of January 28, 1998, (the "Credit Agreement") among RELIANT BUILDING PRODUCTS, INC., a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties to this Agreement (the "Lenders"), CHASE SECURITIES INC., as advisor and arranger (in such capacity, the "Arranger"), CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, as documentation agent (in such capacity, the "Documentation Agent"), and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H :


         WHEREAS, the Borrower and Lenders are parties to the Credit Agreement; and

         WHEREAS, the Borrower requests that the Lenders waive compliance with certain financial covenants contained in the Credit Agreement; and

         WHEREAS, the Borrower has requested that the Lenders consent to amendment of certain financial covenant levels contained in the Credit Agreement; and

         WHEREAS, the Borrower has requested that the Lenders amend certain other provisions contained in the Credit Agreement; and

         WHEREAS, the Lenders are willing to agree to the requested amendments and waiver, but only upon the terms and conditions contained herein;

         NOW THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

I.    Waivers to the Credit Agreement

         1. Section 7.1(a) (Consolidated Leverage Ratio). The Lenders hereby waive any Default or Event of Default occurring solely because the Borrower exceeds the Consolidated Leverage Ratio of 6.25 to 1.0 through the first fiscal quarter of Fiscal Year 2000.

         2. Section 7.1(b) (Consolidated Interest Coverage Ratio). The Lenders hereby waive any Default or Event of Default occurring solely because the Borrower does not meet the minimum Consolidated Interest Coverage Ratio of 1.50 to 1.0 through the first fiscal quarter of Fiscal Year 2000.

II.   Amendments to the Credit Agreement

         1. Amendment of Section 1.1 (Definitions). Section 1.1 is hereby amended by adding the following definition to be placed in its proper alphabetical order:

               ""Amendment Effective Date":the date whereupon the Administrative Agent gives written notice that 51% of the Lenders have consented to this Amendment and 51% of the Lenders have, in fact, delivered counterparts to this Amendment evidencing their consent to this Amendment."

         2. Amendment of Section 6.2 (Certificates: Other Information). Section
6.2 is hereby amended by doing the following: (a) deleting the first clause of paragraph (c) and replacing it with the following:

               "(c) as soon as available and in any event within twenty (20) days after the end of each accounting fiscal month," and

    (B) by deleting the first clause of paragraph (d) in its entirety and replacing it with the following:

               "(d) as soon as available and in any event within twenty (20) days after the end of each accounting fiscal month,".

         3. Amendment of Subsection 7.1(a) (Consolidated Leverage Ratio). Subsection 7.1(a) of the Credit Agreement is hereby amended by deleting the table therein in its entirety and substituting in lieu thereof the following table:


                                                          Consolidated
               Period                                    Leverage Ratio
               ------                                    --------------
First and Second fiscal quarters 2000                     7.25 to 1.0
Third and Fourth fiscal quarters 2000                     7.00 to 1.0
First and Second fiscal quarters 2001                     6.75 to 1.0
Third fiscal quarter 2001 through Second fiscal quarter   6.25 to 1.0
2002
Third fiscal quarter 2002 through Second fiscal quarter   5.75 to 1.0
2003
Third fiscal quarter 2003 through Second fiscal quarter   5.00 to 1.0
2004
Third and Fourth fiscal quarters 2004                     4.50 to 1.0

         4. Amendment of Subsection 7.1(b) (Consolidated Interest Coverage Ratio). Subsection 7.1(b) of the Credit Agreement is hereby amended by deleting the first paragraph therein and the table therein in its entirety and substituting in lieu thereof the following table:

               "(b) Consolidated Interest Coverage Ratio. Permit Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower (beginning for each of the four fiscal quarters of Fiscal Year
2000) ending during any period set forth below to be less than the ratio set forth below opposite such fiscal year:


                                                    Consolidated
              Period                          Interest Coverage Ratio
              ------                          -----------------------
         Fiscal Year 2000                            1.40 to 1.0
         Fiscal Year 2001                            1.50 to 1.0
         Fiscal Year 2002                            1.75 to 1.0
         Fiscal Year 2003                            2.00 to 1.0
         Fiscal Year 2004                            2.25 to 1.0

         5. Amendment of Section 7.1(c) (Maintenance of Net Worth). Section 7.1(c) is hereby amended by deleting said section and replacing it with the following to be placed in the proper order:

               "(c) Maintenance of Minimum EBITDA. Permit Consolidated EBITDA for any period of four consecutive fiscal quarters of the Borrower (beginning for each of the four fiscal quarters of Fiscal Year 2000) ending during any period set forth below to be less than the sum set forth below opposite such fiscal year:

              Period                  Consolidated EBITDA
              ------                  -------------------
         Fiscal Year 2000             $26,000,000
         Fiscal Year 2001             $28,000,000
         Fiscal Year 2002             $30,000,000
         Fiscal Year 2003             $32,000,000
         Fiscal Year 2004             $34,000,000

         6. Amendment of Annex A (Pricing Grid). Annex A is hereby amended by deleting the Pricing Grid contained therein and replacing it with the following Pricing Grid:

PRICING GRID


====================================================================================================================

 Consolidated Leverage       Tranche A       Tranche A Loan and    Tranche B Term    Tranche B Term   Commitmended
         Ratio             Term Loan and      Revolving Credit    Loan Applicable   Loan Applicable     Fee Rate
                          Revolving Credit        Facility            Margin -       Margin - Base
                              Facility        Applicable Margin   Eurodollar Loans     Rate Loans
                         Applicable Margin    - Base Rate Loans
                         - Eurodollar Loans
--------------------------------------------------------------------------------------------------------------------
   Greater than 6.5            3.00%                2.00%              3.25%             2.25%            .500%
         To 1
--------------------------------------------------------------------------------------------------------------------

 Less than or equal to         2.50%                1.50%              2.75%             1.75%            .500%
       6.5 to 1
 but greater than 5.5
         to 1
--------------------------------------------------------------------------------------------------------------------

 Less than or equal to         2.25%                1.25%              2.50%             1.50%            .500%
       5.5 to 1
 but greater than 4.5
         to 1
--------------------------------------------------------------------------------------------------------------------

 Greater than 4.0 to 1         2.00%                1.00%              2.25%             1.25%            .500%
but less than or equal
      to 4.5 to 1
--------------------------------------------------------------------------------------------------------------------

 Greater than 3.5 to 1         1.75%                0.75%              2.00%             1.00%            .375%
but less than or equal
      to 4.0 to 1
--------------------------------------------------------------------------------------------------------------------

 Greater than 3.0 to 1         1.50%                0.50%              2.00%             1.00%            .375%
but less than or equal
      to 3.5 to 1
--------------------------------------------------------------------------------------------------------------------

 Less than or equal to         1.25%                0.25%              2.00%             1.00%            .250%
       3.0 to 1
--------------------------------------------------------------------------------------------------------------------


Changes in the Applicable Margin resulting from changes in the Consolidated Leverage Ratio shall become effective on the Amendment Effective Date and shall remain in effect until the next change to be effected pursuant to this paragraph. The Consolidated Leverage Ratio immediately in effect is deemed to be greater than 6.5 to 1. Satisfactory financial statements must be delivered to the Lenders pursuant to Section 6.1 not later than the 40th day after the end of each of the first three quarterly periods of each fiscal year or the 90th day after the end of each fiscal year. If any financial statements referred to above are not delivered within the time periods specified above, then, until such financial statements are delivered, the Consolidated Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this definition be deemeed to be greater than 6.5 to 1. In addition, at all times while an Event of Default or Default shall ave occurred and be continuing, the Consolidated Leverage Ratio shall for the purposes of this definition be deemed to be greater than 6.5 to 1. Each determination of the Consolidated Leverage Ratio pursuant to this definition shall be made with respect to the period of four consecutive fiscal quarters of the Borrower ending at the end of the period covered by the relevant financial statements.

         7. Amendment of Section 7.2 (Limitation on Indebtedness). Section 7.2 is hereby amended by adding paragraph (k) In its proper order with the following language:

                           "(k) Indebtedness incurred by the Borrower with respect to commodity hedging, not to exceed, in the aggregate, $1,500,000."

         8. Amendment of Section 7.8 (Limitation on Investments, Loans and Advances). Section 7.8 is hereby amended by deleting paragraph (j) in its entirety and replacing it with the following:

                           "(j) in addition to investments otherwise expressly permitted by this Section 7.8, (a) investments (including joint-ventures) by the Borrower or any of its Subsidiaries in an aggregate amount (valued at cost) not to exceed $2,000,000 during the term of this Agreement and (b) investments, in the form of earn-outs, which the Borrower could accept to maximize the potential sales price of certain assets, not to exceed $4,000,000 during the term of this Agreement;"

         9. Amendment of Section 7.8 (Limitation on Investments, Loans and Advances). Section 7.8 is hereby amended by deleting paragraph (k) in its entirety and replacing it with the following:

                           "(k) loans and advances to officers, directors and employees of the Borrower or any of its Subsidiaries for purchases of the Capital Stock of Holdings, not to exceed $1,250,000 in the aggregate; and".


III.     General Provisions

         1. Representations and Warranties. On and as of the date hereof and after giving effect to this Amendment and Waiver, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 3 of the Credit Agreement mutatis mutandis, and to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date, provided that the references to the Credit Agreement in such representations and warranties shall be deemed to refer to the Credit Agreement as amended prior to the date hereof and pursuant to this Amendment and Waiver.

         2. Conditions to Effectiveness. This Amendment and Waiver shall become effective as of the Amendment Effective Date upon receipt by the Administrative Agent of counterparts of this Amendment, duly executed by the Borrowers nad the Required Lenders.

         3. Continuing Effect; No Other Amendments. Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments and waivers provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment or waiver of, or an indication of the Lenders' willingness to amend or waive, any other provisions of the Credit Agreement or the same subsections for any other date or time period (whether or not such other provisions or compliance with such subsections for another date or time period are affected by the circumstances addressed in this Amendment and Waiver).

         4. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this Amendment and Waiver, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

         5. Counterparts. This Amendment and Waiver may be executed by one or more of the parties to this Amendment and Waiver on any number of separate counterparts (including by telescope), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment and Waiver signed by the parties hereto shall be delivered to the Borrower and the Lenders.

         6. GOVERNING LAW. THIS AMENDMENT AND WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

                                             RELIANT BUILDING PRODUCTS, INC.


                                             By: /s/ VIRGIL LOWE
                                                ------------------------------
                                                Name:  Virgil Lowe
                                                Title:  Vice President & CFO

                                      CHASE BANK OF TEXAS, NATIONAL
                                      ASSOCIATION, as Administrative Agent,
                                      Swing Line Lender, Issuing Lender
                                      and as a Lender


                                      By: /s/   B.B. WUTHRICH
                                         --------------------------------------
                                      Name:  B.B. Wuthrich
                                      Title:  Vice President

                                      BANKBOSTON, N.A.


                                      By: /s/   ANDREW PICCALLEW
                                         --------------------------------------
                                      Name:  Andrew Piccallew
                                      Title: Vice President

                                      BALANCED HIGH YIELD FUND I LTD. by
                                      BHF-Bank Aktiengesellschaft acting
                                      through its New York Branch as
                                      attorney-in-fact

                                      By: /s/ STEVEN ALEXANDER Name: Steven
                                         --------------------------------------
                                      Alexander Title: Assistant Treasurer

                                      By: /s/ PERRY FORMAN Name: Perry
                                         --------------------------------------
                                      Forman Title: Vice President


                                      PARIBAS

                                      By: /s/ ROSE WELSCHER Name: Rose
                                         --------------------------------------
                                      Welscher Title: Senior Vice President

                                      By: /s/ ROSINE K. MATTHEWS
                                         --------------------------------------
                                      Name: Rosine K. Matthews
                                      Title: Vice President

                                      ING HIGH INCOME PRINCIPAL .
                                      PRESERVATION FUND HOLDINGS, LDC

                                      By: ING Capital Advisors, LLC as
                                          Investment Advisor

                                      By: /s/ HELEN Y. RHEE
                                         --------------------------------------
                                      Name: Helen Y. Rhee
                                      Title: Vice President & Portfolio Manager

                                       NORTHERN LIFE INSURANCE COMPANY

                                       By: ING Capital Advisors, LLC as
                                       Investment Advisor

                                       By: /s/ HELEN Y. RHEE
                                         --------------------------------------
                                       Name: Helen Y. Rhee
                                       Title: Vice President & Portfolio Manager


                                       BHF-BANK AKTIENGESELLSCHAFT

                                       By: /s/ STEVEN ALEXANDER
                                         --------------------------------------
                                       Name: Steven Alexander
                                       Title: Assistant Treasurer

                                       By: /s/ PERRY FORMAN
                                         --------------------------------------
                                       Name: Perry Forman
                                       Title: Vice President

                                       CIBC, INC.

                                       By: /s/ IHOR ZALUCKYJ
                                         --------------------------------------
                                       Name: Ihor Zaluckyj
                                       Title: Executive Director
                                              CIBC Oppenheimer Corp., as Agent

                                       FLEET BUSINESS CREDIT
                                       CORPORATION
                                       F/k/a Sanwa Business Credit Corporation

                                       By: /s/ PETER J. LEVY
                                         --------------------------------------
                                       Name: Peter J. Levy
                                       Title: Senior VP

                                       KEY CORPORATE CAPITAL INC.

                                       By: /s/ MARK R. HURSTY
                                         --------------------------------------
                                       Name: Mark R. Hursty
                                       Title: Vice President

                                       KZH CYPRESSTREE-1 LLC

                                       By: /s/ VIRGINIA CONWAY
                                         --------------------------------------
                                       Name: Virginia Conway
                                       Title: Authorized Agent

                                       SENIOR DEBT PORTFOLIO

                                       By: Boston Management and Research as
                                           Investment Advisor

                                       By: /s/ PAYSON F. SWAFFIELD
                                         --------------------------------------
                                       Name: Payson F. Swaffield
                                       Title: Vice President

                                       VAN KAMPEN CLO II, LIMITED

                                       By: VAN KAMPEN MANAGEMENT
                                       INC., as Collateral Manager

                                       By: /s/ JEFFREY W. MAILLET
                                         --------------------------------------
                                       Name: Jeffrey W. Maillet
                                       Title: Senior Vice President & Director